UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 21, 2007

CLARKE AMERICAN CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133253	84-1696500
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10931 Laureate Drive, San Antonio, Texas 78249
(Address of Principal Executive Offices) (Zip Code)

210-697-8888
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 21, 2007, Clarke American Corp. (the ‘‘Company’’) reported its year ended December 31, 2006 results. The Company’s year ended December 31, 2006 results are discussed in detail in the press release, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release issued by the Company on February 21, 2007 furnished pursuant to Item 2.02 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARKE AMERICAN CORP.
	By:	/s/ Peter A. Fera
	Name:	Peter A. Fera, Jr.
	Title:	Senior Vice President and Chief Financial Officer
Date: February 21, 2007

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release issued by the Company on February 21, 2007 furnished pursuant to Item 2.02 of this Current Report on Form 8-K.